SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

_______________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported):  January 10, 2003

Kentucky Electric Steel, Inc.
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(Exact Name of Registrant as Specified in Charter)


Delaware
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(State or Other
Jurisdiction of
Incorporation)
0-22416
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(Commission
File Number)
61-1244541
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------
(I.R.S. Employer
Identification Number)


P.O. Box 3500
Ashland, Kentucky
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(Address of Principal Executive Offices)

41105-3500
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(Zip Code)


Registrant's telephone number, including area code:

(606) 929-1222
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Explanatory Note

	This amendment is being filed to correct the Current Report on Form 8-K dated January 10, 2003, which was inadvertently filed without the conformed signature.

Item 5.	Other Events.

	On December 27, 2002, Kentucky Electric Steel, Inc. (the "Company") filed Form 12b-25 to obtain a 15 calendar day extension to filing its annual report on Form 10-K for the fiscal year ended September 28, 2002, extending the due date from December 27, 2002 to January 11, 2003. At that time the Company anticipated that during the extension period (i) certain issues relating to the restructuring of the Company's revolving credit facility and senior notes would be resolved; and (ii) the audit of the Company's financial statements would be completed. As neither of these events has occurred, the Company hereby gives notice that its Form 10-K filing will not be timely filed. Management is working diligently to complete the Form 10-K for filing with the SEC as soon as reasonably practicable.




SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					KENTUCKY ELECTRIC STEEL, INC.
					(Registrant)

Date:  January 10, 2003		By:	/s/ William J. Jessie
                                 William J. Jessie
                                 Vice President - Finance, Secretary,
                                 Treasurer and Chief Financial Officer